                                                                    EXHIBIT 10.4


                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made by and among
                                               ---------
American Rivers Oil Company, a Delaware corporation (the "Corporation"), and F. Fox Benton, Jr., Lizinka M. Benton, F. Fox Benton III, Lizinka C. Benton and Lucia T. Benton (each a "Selling Shareholder"), who hereby agree as follows:
                         -------------------

1.   Certain Definitions.  As used in this Agreement:
     -------------------

     (i)       "Commission" means the Securities and Exchange Commission and any
                ----------
successor agency.

     (ii)      "Common Equity Securities" means Common Stock and any option,
                ------------------------
warrant or right to subscribe for, acquire or purchase any Common Stock, whether or not currently exercisable, and any security redeemable into Common Stock, whether or not currently redeemable.

     (iii)     "Common Stock" means any stock of any class of the Corporation
                ------------
which has no reference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which is not subject to redemption by the Corporation (whether or not shares of such class have voting rights).

     (iv)      "CRV Shares" means the unlisted convertible restricted voting
                ----------
shares of the Corporation issued to the Selling Shareholders pursuant to the Exchange Agreement.

     (v)       "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
 amended.

     (vi)      "Exchange Agreement" means that certain Exchange Agreement dated
                ------------------
as of October 13, 1999 among the Selling Shareholders, Alliance Resources PLC and the Corporation.

     (vii)     "Qualified Registrable Securities" means the Common Stock issued
                --------------------------------
or that is issuable to the Selling Shareholders pursuant to the Exchange Agreement upon conversion of any CRV Shares. As to any particular Qualified Registrable Securities, once issued, the securities shall cease to be Qualified Registrable Securities when (a) a registration statement with respect to the securities becomes effective under the Securities Act and the securities have been disposed of in accordance with the registration statement, (b) the securities have ceased to be outstanding, (c) the securities have been sold pursuant to Rule 144 or Regulation S (or any successor provisions) under the Securities Act or (d) at the time of determination of whether the securities are Qualified Registrable Securities, the securities may be sold by Selling Shareholder publicly without registration under the Securities Act and free of contractual restrictions with the Corporation.

     (viii)    "Qualified Registration" means a registration statement of the
                ----------------------
Corporation under the Securities Act on a form that permits the sale of Qualified Registrable Securities (other than a registration statement (a) on Form S-4 or S-8, or (b) filed in connection with any financing by the Corporation that is principally debt or preferred stock financing).

     (ix) "Securities Act" means the Securities Act of 1933, as amended.
          --------------

2.   Registrations.
     --------------

     2.1. Piggyback Registration.  At any time during the term of this
          ----------------------
Agreement, whenever the Corporation proposes to register any of its Common Equity Securities in a Qualified Registration whether or not for sale for its own account, the Corporation will give prompt written notice ("Piggyback
                                                               ---------
Notice") to each of the Selling Shareholders of its intention to effect a registration. Upon the written request of any Selling Shareholder made within 20 days after delivery of any Piggyback Notice (which request shall specify the Qualified Registrable Securities requested to be included in such Qualified Registration by Selling Shareholder), the Corporation will, subject to subsections 2.2 and 2.3 below, use its reasonable efforts to include in the
---------------     ---
Qualified Registration all Qualified Registrable Securities of the requesting Selling Shareholder to permit the disposition by that Selling Shareholder of those securities; provided, however, that (i) if, at any time after giving
                  --------  -------  ----
written notice of its intention to register any Common Equity Securities in a Qualified Registration and before the effective date of the registration statement filed in connection with the Qualified Registration, the Corporation determines for any reason not to register its Common Equity Securities, the Corporation may, at its election, give written notice of its determination to the Selling Shareholders and, thereupon, shall be relieved of its obligation to register any Qualified Registrable Securities in connection with that registration, without prejudice, however, to the future rights of the Selling Shareholders under this Section, (ii) if the Corporation determines in its discretion to delay the registration of the Common Equity Securities, the Corporation shall be permitted to delay the registration of any Qualified Registrable Securities for the same period as the delay in registering any other Common Equity Securities, and (iii) the Corporation is not required to effect any registration for a requesting Selling Shareholder pursuant to this subsection 2.1 unless it receives reasonable assurances that the requesting
--------------
Selling Shareholder will pay any expenses required to be paid by it as provided in subsection 4.1. The registrations requested pursuant to this subsection 2.1
   --------------                                                --------------
are referred to herein as the "Piggyback Registrations."
                               --------- -------------

     2.2. Priority on Piggyback Registrations.  If a Piggyback Registration is
          -----------------------------------
an underwritten registration and the managing underwriter(s) for the offering advises the Corporation in writing that in its opinion the number of shares of Qualified Registrable Securities requested or proposed to be included in the registration exceeds the number that can be sold in the offering without materially affecting the offering price of the securities proposed to be included in the offering, the Corporation will include in such registration, first, any Common Equity Securities proposed to be sold by the Corporation
-----
pursuant to the registration, and second, to the extent the Qualified Equity
                                  ------
Securities of the Selling Shareholders and the Common Equity Securities of any other shareholders may be included in the Qualified Registration without materially affecting the offering price thereof, in the opinion of such managing underwriter(s), the Qualified Registrable Securities requested by any Selling Shareholders to be included in such Piggyback Registration pursuant to subsection 2.1 and any other securities of the Corporation held by persons other
--------------
than Selling Shareholder having rights to participate in such Piggyback Registration, pro rata among all such holders on the basis of the total number of shares of securities of the Corporation, including Qualified Registrable Securities, requested by each such holder to be included therein.

     2.3. Selection of Underwriters.  If any Piggyback Registration is an
          -------------------------
underwritten offering, the Corporation will have the sole right to select the managing underwriter(s) thereof.

     2.4. Relative Rights With Other Holders.  The rights of Selling Shareholder
          ----------------------------------
with respect to Piggyback Registrations shall be pari passu with the piggyback registration rights of other holders of Common Equity Securities.

3.   Registration Procedures.  If and whenever the Corporation is required by
     -----------------------
the provisions of this Agreement to use its reasonable efforts to effect the registration of any Qualified Registrable Securities:

     3.1. Covenants by Corporation.  The Corporation shall, as expeditiously as
          ------------------------
reasonably practicable:

          (i) Prepare and file with the Commission under the Securities Act a registration statement with respect to the Qualified Registrable Securities, and use its reasonable efforts to cause such registration statement to become effective and to remain effective as provided in this Agreement; provided,
                                                                 --------
however, that the Corporation may discontinue any registration of securities
-------  ----
that is being effected pursuant to subsection 2.1 at any time prior to the
                                   --------------
effective date of the registration statement relating thereto.

          (ii) Prepare and file with the Commission such amendments and supplements, if any, to the registration statement and the prospectus included in the registration statement as may be necessary to (a) keep the registration statement effective until the earlier of 90 days after its effectiveness or the completion of the distribution under the registration statement, and (b) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Qualified Registrable Securities covered by the registration statement during that period in accordance with the intended methods of disposition by the Selling Shareholders.

          (iii) Furnish to any Selling Shareholder participating in the registration and the underwriter, if any, the number of copies of the registration statement (including exhibits), each amendment and supplement thereto, the prospectus included in the registration statement (including each preliminary prospectus) and of each amendment and supplement thereto as the Selling Shareholder and its underwriter may reasonably request in order to facilitate the public disposition of the Qualified Registrable Securities owned by the Selling Shareholder and included in the registration statement.

          (iv) Use its reasonable efforts to (a) register or qualify the Qualified Registrable Securities under the securities or blue sky laws of any jurisdictions as any Selling Shareholder participating in the registration or the underwriter reasonably requests, (b) keep the registration and qualification in effect for so long as the registration statement is in effect, and (c) do any and all other acts and things that may be reasonably necessary or advisable to enable the Selling Shareholder to complete the disposition in such jurisdictions of the relevant Qualified Registrable Securities (provided that the Corporation
                                                  -------- ----
will not for any such purpose be required to (1) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection;
(2) subject itself to taxation in any such jurisdiction; (3) consent to general service of process in any such jurisdiction; or (4) register or qualify Qualified Registrable Securities or take any other action under the state securities or "Blue Sky" laws of any jurisdiction if, in the judgment of the Board of Directors of the Corporation, the consequences of the registration, qualification or other action would be unduly burdensome to the Corporation).

          (v) At any time when a prospectus relating to the registration statement is required to be delivered under the Securities Act, notify any Selling Shareholder participating in the registration when it becomes aware of the happening of any event as a result of which the prospectus (as then amended or supplemented) contains any untrue statement of a material fact or omits any fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, and, at the request of the Selling Shareholder, as promptly as practicable thereafter, prepare in sufficient quantities and furnish to the Selling Shareholder and the underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the offerees or purchasers of the Qualified Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein in light of the circumstances then existing not misleading.

          (vi) Comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve consecutive months beginning with the first day of the Corporation's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          (vii) Use its reasonable efforts to cause all Qualified Registrable Securities covered by the registration statement to be listed on any securities exchange, if any, on which similar securities issued by the Corporation are then listed, if the listing of the Qualified Registrable Securities is then permitted under the rules of the exchange.

          (viii) Enter into customary agreements relating to the registration (including an underwriting agreement in customary form if the registration is in connection with an underwritten offering).

          (ix) Subject to the execution of confidentiality agreements in a form satisfactory to the Corporation, make reasonably available for inspection by the Selling Shareholder, any underwriter participating in any disposition pursuant to the registration statement and any legal counsel, accountant or other agent retained by any underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's directors, officers, employees, counsel and independent public accountants to supply all information reasonably requested by, and to respond to inquiries from, the Selling Shareholder, any such underwriter, legal counsel, attorney, accountant or agent in connection with such registration statement, in each case, to the extent that information is reasonably necessary to satisfy any of its obligations under applicable law.

          (x) Use reasonable efforts to obtain an appropriate opinion from counsel for the Corporation and a "cold comfort" letter from the Corporation's independent public accountants, each in customary form and covering matters of the type customarily covered by opinions of counsel and cold comfort letters in similar registrations; provided,
                                                                       --------
however, that failure to provide such opinion or letter, or the provision of any
-------  ----
such opinion or letter in a form not satisfactory to the Selling Shareholders, notwithstanding the Corporation's reasonable efforts, shall not give rise to any action, at law or in equity, for damages or injunctive or other relief, but rather shall only entitle the Selling Shareholders to withdraw its Qualified Registrable Securities from the registration statement, pursuant to subsection
                                                                    ----------
3.3 below.
---

          (xi) Provide (a) any Selling Shareholder participating in the registration, (b) the underwriter or underwriters (which term, for purposes of this Agreement, shall include any person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the securities being sold, and (c) counsel for the underwriters the opportunity to participate in the preparation of the registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto.

          (xii) Promptly notify any Selling Shareholder participating in the registration and the underwriter, if any, and (if requested by any such person) confirm the advice in writing, (a) when the registration statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, when the registration statement or any post-effective amendment thereto has become effective, (b) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, or (c) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Qualified Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose.

          (xiii) Use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement hereunder or any post-effective amendment thereto at the earliest practicable date.

          (xiv)   Notify in writing the Selling Shareholders of any proposal by the Corporation to amend or waive any provision of this Agreement pursuant to subsections 8.2 and 8.3 and of any amendment or waiver effected pursuant to
---------------     ---
those subsections, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be.

     3.2. Certain Agreements by the Selling Shareholders.
          ----------------------------------------------

          (i) Each of the Selling Shareholders agrees that upon receipt of any notice from the Corporation of the happening of any event of the kind described in subsection 3.1(v), the Selling Shareholder will immediately
             -----------------
discontinue its disposition of Qualified Registrable Securities pursuant to the registration statement covering its Qualified Registrable Securities until its receipt of the copies of the supplemented or amended prospectus contemplated by subsection 3.1(v) and, if so directed by the Corporation, will deliver to the
-----------------
Corporation (at the Corporation's expense) all copies, other than permanent file copies, then in its possession of the prospectus covering the Qualified Registrable Securities that was in effect at the time of receipt of the notice. If the Corporation gives any such notice, the period mentioned in subsection
                                                                  ----------
3.1(ii)(a)(1) shall be extended by the number of days during the period from and
-------------
including the date of the giving of the notice to and including the date when Selling Shareholder receives the copies of the supplemented or amended prospectus contemplated by subsection 3.1(v).
                           -----------------

          (ii) Each of the Selling Shareholders agrees that upon receipt of a notice from the Corporation that it has filed and caused to become effective a registration statement that includes an offering of Common Equity Securities for sale by the Corporation to the public in an underwritten public offering, if the Selling Shareholder was given the opportunity to include its Qualified Registrable Securities for sale in the public offering, the Selling Shareholder shall enter into agreements with the underwriters of the public offering, substantially in the same form as agreements entered into by the officers and directors of the Corporation, precluding the sale of Common Stock by the Selling Shareholder for a period not to exceed 180 days following the notice.

     3.3. Withdrawal.  If any Selling Shareholder disapproves of the terms of
          ----------
any offering, the Selling Shareholder's sole remedy shall be, at its sole discretion, to withdraw its Qualified Registrable Securities and other securities of the Corporation from the offering by written notice to the Corporation and the underwriter (if any); and the Selling Shareholder's Qualified Registrable Securities and other securities of the Corporation withdrawn from the offering will also be withdrawn from registration.

     3.4. Information.  The Corporation may require each Selling Shareholder to
          ------------
furnish the Corporation such information regarding the Selling Shareholder and the distribution of its securities as the Corporation may from time to time reasonably request in writing for purposes of preparation of the registration statement, to the extent that the information is required to comply with applicable legal requirements.

4.   Registration Expenses.
     ---------------------

     4.1. Responsibility for Payment.  Whether or not any registration pursuant
          --------------------------
to this Agreement becomes effective, all expenses incident to the Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, National Association of Securities Dealers' fees, fees and expenses of compliance with state securities or blue sky laws, printing and engraving expenses and fees and disbursements of counsel for the Corporation and the independent certified public accountants for the Corporation, underwriters (excluding discounts, commissions and transfer taxes attributable to securities offered by the Selling Shareholders and amounts to be borne by the underwriters) and other persons retained by the Corporation (all such expenses being herein called "Corporation Registration Expenses"), will be
                                   ---------------------------------
borne by the Corporation, and all expenses incident to the Selling Shareholders' performance of or compliance with this Agreement, including without limitation all fees and disbursements of counsel for the Selling Shareholders and the discounts, commissions and transfer taxes attributable to securities offered by the Selling Shareholders, will be borne by the Selling Shareholders; provided, however, that (i) if the Selling Shareholders are
              --------  -------  ----
required to pay any Registration Expenses as provided in subsection 4.2, then
                                                         --------------
the Selling Shareholders shall pay the Registration Expenses in the proportion to (a) the number of shares of Qualified Registrable Securities requested to be registered by the Selling Shareholder in the registration statement if the registration does not become effective, or (b) the number of shares of Qualified Registrable Securities of the Selling Shareholder included in the registration statement, if the registration statement becomes effective, unless in either case another basis of sharing the Registration Expenses is required under applicable laws, rules or regulations, in which case such other method shall apply; and
(ii) the Selling Shareholder shall pay any underwriting discounts and selling commissions and transfer taxes applicable to Qualified Registrable Securities sold by Selling Shareholder.

     4.2. Legal Requirements.  Notwithstanding anything herein to the contrary,
          ------------------
Selling Shareholder shall pay the Registration Expenses to the extent required by applicable law.

5.   Indemnification.
     ---------------

     5.1. Indemnification by the Corporation.  The Corporation agrees to
          ----------------------------------
indemnify and hold harmless, to the full extent permitted by law, each Selling Shareholder, its directors, officers, employees and agents (and the directors, officers, employees and agents thereof) and each other person or entity who controls the Selling Shareholder within the meaning of the Securities Act (collectively, the "Selling Shareholder Indemnitees" and individually a "Selling
                    ------- -----------------------                      -------
Shareholder Indemnitee") against all losses, claims, damages, liabilities and
----------------------
expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with the Corporation's consent, which consent shall not be unreasonably withheld), to which any such Selling Shareholder Indemnitee may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), are caused by
(i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Qualified Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Corporation shall have filed with the Commission any amendment or supplement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or (iii) any violation by the Corporation of any federal, state or common law rule or regulation applicable to the Corporation and relating to action of or inaction by the Corporation in connection with any registration statement; and in each case the Corporation will reimburse each Selling Shareholder Indemnitee for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, that the
                                                         --------  ----
Corporation shall not be liable to any such Selling Shareholder Indemnitee in any case to the extent that any loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement or amendment or supplement or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of any Selling Shareholder relating to a Selling Shareholder for use in the preparation thereof; and provided further that the
                                                    -------- ------- ----
Corporation shall not be liable to any Selling Shareholder Indemnitee with respect to any preliminary prospectus to the extent that any loss, claim, damage, liability or expense of the Selling Shareholder Indemnitee results from the fact that a Selling Shareholder sold Qualified Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of the sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Corporation has previously furnished copies thereof to the Selling Shareholder in compliance with Section 3 of this Agreement and the loss, claim, damage, liability or
     ---------
expense of the Selling Shareholder Indemnitee results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Shareholder and shall survive the transfer of such securities by any Selling Shareholder.

     5.2. Indemnification by the Selling Shareholders.  Each Selling Shareholder
          -------------------------------------------
agrees, jointly and severally, to indemnify and hold harmless, to the fullest extent permitted by law, the Corporation, its directors, officers, employees and agents and each Person who controls the Corporation (within the meaning of the Securities Act) (collectively, the "Corporation Indemnitees" and individually a
                                    -----------------------
"Corporation Indemnitee") against all losses, claims, damages, liabilities and
 ----------------------
expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with any Selling Shareholder's consent, which consent shall not be unreasonably withheld) to which any Corporation Indemnitee may become subject under the Securities Act, at common law or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by
(i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which any of the Qualified Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Corporation shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading to the extent, but only to the extent, in the cases described in clauses (i) and (ii), that such untrue statement or omission is contained in any information furnished in writing by any Selling Shareholder relating to any Selling Shareholder for use in the preparation thereof and if the Corporation does not know, at the time the information is included in the registration statement, prospectus, preliminary prospectus, amendment or supplement, that the information is false or misleading, (iii) any violation by any Selling Shareholder of any federal, state or common law, rule or regulation applicable to any Selling Shareholder and relating to action of or inaction by any Selling Shareholder in connection with any registration statement, and (iv) with respect to any preliminary prospectus, the fact that any Selling Shareholder sold Qualified Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of the sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if (a) the Corporation has previously furnished copies thereof to the Selling Shareholder in compliance with Section 3 of this Agreement and (b) the loss, claim, damage, liability or
     ---------
expense of the Corporation Indemnitee results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented).
Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Corporation (except as provided above) or any Selling Shareholder and shall survive the transfer of the securities by any Selling Shareholder.

     5.3. Conduct of Indemnification Proceedings.  Promptly after receipt by an
          --------------------------------------
indemnified party under subsection 5.1 or 5.2 above of written notice of the
                        --------------    ---
commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 5, the indemnified party shall, if a claim in respect
                 ---------
thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. In case any such claim or action referred to under subsections 5.1 or 5.2 shall be brought
                                  ---------------    ---
against any indemnified party and it shall notify the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this

Section 5 for any legal expenses of counsel or any other expenses subsequently
---------
incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party which consent shall not be unreasonably withheld. No indemnifying party will consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party, unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 5.
                        ---------

     5.4. Additional Indemnification.  Indemnification similar to that specified
          --------------------------
in the preceding subsections of this Section 5 (with appropriate modifications)
                                     ---------
shall be given by the Corporation and the Selling Shareholders with respect to any required registration or other qualification of securities under any state securities or blue sky laws.

     5.5. Contribution.  If the indemnification provided for in this Section 5
          ------------                                               ---------
is unavailable to or insufficient to hold harmless an indemnified party under subsections 5.1 or 5.2 above, then each indemnifying party shall contribute to
---------------    ---
the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to in subsections 5.1 or 5.2 in such proportion as is appropriate to
               ---------------    ---
reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, any action or inaction by any such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this subsection 5.5 shall be deemed to include any
                          --------------
reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection 5.3 if the indemnifying party has assumed
                          --------------
the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection 5.5. No person guilty of fraudulent
                       --------------
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection 5.5 of written notice of the commencement of any action,
           --------------
suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this subsection 5.5, such indemnified party shall, if a claim for
           --------------
contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in subsection 5.3 has not been given with
                                    --------------
respect to such action); but the failure to so to notify the indemnifying party shall not relieve it from any obligation to provide contribution that it may have to any indemnified party under this subsection 5.5 except to the extent
                                         --------------
that the indemnifying party is actually prejudiced by the failure to give notice. Notwithstanding anything in this subsection 5.5 to the contrary, no
                                         --------------
indemnifying party (other than the Corporation) shall be required pursuant to this subsection 5.5 to contribute any amount that exceeds the amount by which
     --------------
the dollar amount of the proceeds received by such indemnifying party from the sale of Qualified Registrable Securities and other securities of the Corporation (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate exceeds the amount of any losses, claims, damages, liabilities and expenses that the indemnifying party has otherwise been required to pay as indemnity or contribution hereunder by reason of such losses, claims, damages, liabilities or expenses.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 5.5 were determined by pro rata
                              --------------
allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     If indemnification is available under this Section 5, the indemnifying
                                                ---------
parties shall indemnify each indemnified party to the full extent provided in subsections 5.1 and 5.2 without regard to the relative fault of said
---------------     ---
indemnifying party or indemnified party or any other equitable consideration provided for in this subsection 5.5. The provisions of this subsection 5.5
                     --------------                          --------------
shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of securities by any such party.

     5.6. Indemnification and Contribution of Underwriters.  In connection with
          ------------------------------------------------
any underwritten offering contemplated by this Agreement which includes a Selling Shareholder's Qualified Registrable Securities, the Corporation and the Selling Shareholder will agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 5) in respect
                                                           ---------
of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

6.   Participation in Underwritten Registrations.  In the case of a registration
     -------------------------------------------
hereunder, if the Corporation has determined to enter into an underwriting agreement in connection therewith, all shares of Qualified Registrable Securities to be included in such registration shall be subject to the underwriting agreement, which shall be in customary form and contain such terms as are customarily contained in such agreements, and the Selling Shareholders may not participate in any such registration unless the Selling Shareholder (a) agrees to sell its securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements.

7.   Rights to Withdraw From Registration.  If, as a result of the proration
     ------------------------------------
provisions of subsection 2.2, a Selling Shareholder is not entitled to include
              --------------
all Qualified Registrable Securities in a registration that the Selling Shareholder has requested to be included, the Selling Shareholder may elect to withdraw its request to include Qualified Registrable Securities in the registration (a "Withdrawal Election"); provided, however, that a Withdrawal
                 -------------------    --------  -------  ----
Election shall be irrevocable and, after making a Withdrawal Election, the Selling Shareholder shall no longer have any right to include Qualified Registrable Securities in the registration as to which the Withdrawal Election was made.

8.   Miscellaneous.
     --------------

     8.1. Termination.  This Agreement and all rights and obligations hereunder
          -----------
with respect to any Qualified Registrable Securities (except for the indemnification and contribution rights provided in Section 5 which shall
                                                    ---------
survive forever) will terminate on the tenth anniversary of the date of this Agreement.

     8.2. Waivers.  None of the rights of either party hereto may be waived
          -------
except in writing.

     8.3. Amendments.  Except as otherwise provided herein, this Agreement may
          ----------
be amended only with the written consent of the Corporation and the Selling Shareholders.

     8.4. Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of and be enforceable by the respective permitted (as provided in subsection 8.5(ii) below) successors and assigns of the parties
            --------------
hereto, whether so expressed or not.

     8.5. Subsequent Holders; After-Acquired Qualified Registrable Securities.
          -------------------------------------------------------------------

          (i) The terms "Qualified Registrable Securities" and "Common Equity
                         --------------------------------       -------------
Securities" do not include any Common Equity Securities acquired by Selling
----------
Shareholder otherwise than pursuant to the Exchange Agreement.

          (ii) The Selling Shareholders' rights under this Agreement are not assignable, except to other persons named as Selling Shareholders in this Agreement.

     8.6. Severability.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     8.7.  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     8.8.  Descriptive Headings.  The descriptive headings of this Agreement are
           --------------------
inserted for convenience only and shall not limit or otherwise affect the meaning hereof.

     8.9.  Governing Law.  All questions concerning the construction, validity
           -------------
and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Texas.

     8.10. Notices.  All notices, demands or other communications to be
           -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when actually delivered to the recipient by special courier or personal delivery, or by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Selling Shareholders and the Corporation at their respective addresses indicated below:

     If to the Corporation:

           American Rivers Oil Company
           4200 East Skelly Drive
           Suite 1000
           Tulsa, Oklahoma 74135
           Attn: John A. Keenan

           with copies to:

           Mr. W. Alan Kailer
           Jenkens & Gilchrist, P.C.
           3200 Fountain Place
           1445 Ross Avenue
           Dallas, Texas  75202
           Telephone: (214) 855-4500
           Facsimile:  (214) 855-4300

     If to the Selling Shareholders:

           Mr. F. Fox Benton, Jr.
           3395 Del Monte Drive
           Houston, Texas 77019
           Telephone:  (713) 336-6521
           Facsimile:  (713) 336-6555

          Lizinka M. Benton, Jr.
          3395 Del Monte Drive
          Houston, Texas 77019
          Telephone:  (713) 336-6521
          Facsimile:  (713) 336-6555

          F. Fox Benton III
          2830 Robinhood
          Houston, Texas 77005

          Lizinka C. Benton
          1726 Deloz
          Los Angeles, California 90027

          Lucia T. Benton
          2731 Pittsburg
          Houston, Texas 77005

          in each case with copies to:

          Michael P. Finch, Esq.
          Vinson & Elkins LLP
          1001 Fannin, Suite 2300
          Houston, Texas 77002
          Telephone:  (713) 758-2128
          Facsimile:  (713) 615-5282

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

    8.11. Benefit of Agreement.  No person not a party to this Agreement
          --------------------
shall have rights under this Agreement as a third party beneficiary or otherwise.

    8.12. Changes in Outstanding Securities.  The provisions of this
          ---------------------------------
Agreement regarding Common Equity Securities and Qualified Registrable Securities shall apply to securities of the Corporation or any successor or assign of the Corporation (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, or by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, the definitions of Common Equity Securities and Qualified Registrable Securities shall be appropriately modified by the Board of Directors of the Corporation.

    8.13. Exchange Act Reports.  The Corporation covenants that it will
          --------------------
timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act) to the extent required from time to time to enable Selling

Shareholder to sell the Qualified Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act. Upon the request of a Selling Shareholder, the Corporation will deliver to the Selling Shareholder a written statement as to whether it has complied with the requirements of this Section.

     8.14. Entire Agreement.  This Agreement sets forth the entire agreement
           ----------------
of the parties hereto as to the subject matter hereof and supersedes all previous agreements among all or some of the parties hereto, whether written, oral or otherwise. In particular, this Agreement supersedes the Registration Rights Agreement among Alliance Resources Plc and the Selling Shareholders dated as of October 30, 1998, which shall be of no further force or effect.

     8.15. Specific Performance.  The parties to this Agreement acknowledge
           --------------------
that there may be no adequate remedy at law if any party fails to perform any of its obligations under this Agreement, and accordingly agree that each party in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

     8.16. Inspection.  For so long as this Agreement shall be in effect, a
           ----------
complete list of the names and addresses of all the holders who have registration rights similar to those set forth in subsection 2.1 of this Agreement shall be made available for inspection and copying on any business day by the Selling Shareholder at the offices of the Corporation at the address thereof set forth in subsection 8.10 above.
                     ---------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of October 13, 1999.


                         AMERICAN RIVERS OIL COMPANY
                         a Delaware corporation


                         By:
                                -------------------------------
                         Name:
                                -------------------------------
                         Title:
                                -------------------------------

                         /s/ F. Fox Benton, Jr.
                         -------------------------------------------------
                         F. Fox Benton, Jr.


                         /s/ Lizinka M. Benton
                         -------------------------------------------------
                         Lizinka M. Benton


                         /s/ F. Fox Benton, Jr.
                         -------------------------------------------------
                         F. Fox Benton III, either individually or by
                         F. Fox Benton, Jr. as Attorney-in-Fact


                         /s/ F. Fox Benton, Jr.
                         -------------------------------------------------
                         Lizinka C. Benton, either individually or by
                         F. Fox Benton, Jr. as Attorney-in-Fact


                         /s/ F. Fox Benton, Jr.
                         -------------------------------------------------
                         Lucia T. Benton, either individually or by
                         F. Fox Benton, Jr. as Attorney-in-Fact